                                                                 Exhibit 10.11-A
                                                                 ---------------

                                                                  EXECUTION COPY
                                                                  --------------


                                    JOINDER
                       TO REGISTRATION RIGHTS AGREEMENT
                       --------------------------------

     JOINDER (the "Joinder"), dated as of November 18, 1997, to the Registration Rights Agreement dated as of February 10, 1997 (the "Registration Rights Agreement") among Vistana, Inc., a Florida corporation (the "Company"), and certain holders of the Company's common stock or options to acquire shares of the Company's common stock, between the Company and CHARLES E. HARRIS ("Joining Party") (capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement),

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Joining Party has acquired options to acquire up to 400,000 Registrable Shares of Common Stock pursuant to a Shareholder Option Agreement dated as of November 18, 1997 among certain Affiliates of Raymond L. Gellein, Jr., Janice G. Gellein and Jeffrey A. Adler, as grantors, and Joining Party, as grantee, and the Registration Rights Agreement permits Joining Party, as a holder of such options to acquire such Registrable Shares, to become a party to the Registration Rights Agreement as a "Holder" and as an "Executive", and Joining Party agrees to do so in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

     1. Agreement to be Bound. Joining Party hereby agrees that upon execution of this Joinder, he shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a "Holder" and an "Executive" for all purposes thereof.

     2. Successors and Assigns. Subject to Section 9.5 of the Registration Rights Agreement, this Joinder shall bind and inure to the benefit of and be enforceable by each of the Company and Joining Party, and their respective successors and assigns.

     3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     4. Notices. For purposes of Section 9.4 of the Registration Rights Agreement, all notices, demands or other communications to Joining Party shall be directed to:

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               Charles E. Harris
               3339 Northglen Drive
               Orlando, Florida  32806


     5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                         THE COMPANY
                                         -----------

                                         VISTANA, INC., a Florida corporation



                                         By: /s/ Raymond L. Gellein, Jr.
                                             -----------------------------------
                                             Name:  Raymond L. Gellein, Jr.
                                             Title: Chairman of the Board and
                                                    Co-Chief Executive Officer


                                         JOINING PARTY
                                         -------------



                                         /s/ Charles E. Harris
                                         ---------------------------------------
                                             Charles E. Harris



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